THE RBB FUND, INC.
                           BOGLE SMALL CAP GROWTH FUND
                                  (the "Fund")

                       Supplement dated February 25, 2000
                                       to
                        PROSPECTUS DATED DECEMBER 1, 1999


The Fund's principal investment strategy has been revised to permit the Fund to invest, at the time of purchase, up to 35% of its assets in companies with market capitalizations over $2 billion, and the Fund's benchmark is changed from the Russell 2000 Growth Index to the Russell 2000 Index. Accordingly, the following paragraph replaces the language under "Primary Investment Strategies" on the cover page of the prospectus.

         The Fund will seek to achieve its objective by investing, at the time of purchase, at least 65% of the portfolio in the stocks of U.S. companies with market capitalizations under $2 billion ("Small Cap Stocks") that Bogle Investment Management (the "Adviser") believes are likely to appreciate more than the Index as defined below. The Fund will primarily invest in securities principally traded in the U.S. markets. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000 Index.

The paragraph under "Additional Information on the Fund's Investment Objective and Principal Strategies" is revised as follows:

         The investment objective of the Fund is to provide long-term capital appreciation. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000 Index. The Russell 2000 is an index of stocks 1001 through 3000 in the Russell 3000 Index as ranked by total market capitalization. The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Fund will primarily invest in securities principally traded in the U.S. markets.